UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08265
Morgan Stanley S&P 500 Index Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: August 31, 2009
Date of reporting period: August 31, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley S&P 500 Index Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended August 31, 2009

Total Return for the 12 Months Ended August 31, 2009

					Lipper
					S&P 500
				S&P 500®	Objective
Class A	Class B	Class C	Class I	Index[1]	Funds Index[2]
–18.43%	–19.06%	–19.01%	–18.22%	–18.25%	–18.33%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The 12-month period ended August 31, 2009 began with the collapse of Lehman Brothers and its aftermath in the financial sector, which through credit tightening eventually spilled over into the real economy. Significant declines in economic activity have been observed across all sectors and segments of the economy. Unemployment rose, while consumer confidence and spending collapsed. The ensuing recession, spreading beyond the U.S. into developed European countries and emerging markets as well, has been the worst economic downturn since the Great Depression.

However, the global response has been truly unprecedented. In the U.S., vigorous government intervention included pumping liquidity into the system as well as stimulus packages and direct support for some financial and non-financial companies. In the first half of 2009 so-called “green shoots” — tentative signs of improvement in quite a few economic indicators — began to appear. Late summer saw a stabilization of housing prices and a decline in inventories. Furthermore, industrial production was positive and manufacturing PMI numbers (a measure of the health of the manufacturing sector) were strong. Markets generally rallied after March, following a slow stream of positive news; year-to-date through August, the S&P 500® Index was up 14.97 percent. Although unemployment was still high (at 9.7 percent in August), the consensus at the end of the period seemed to be that the global economy may be in the early stage of upturn and the recession is over.

Performance Analysis

Class A, Class B and Class C shares of Morgan Stanley S&P 500 Index Fund underperformed and Class I shares outperformed the S&P 500® Index (the “Index”) and the Lipper S&P 500 Objective Funds Index for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

Within the Index and therefore the Fund, the events of the second half of 2008 still dominated performance, causing all ten sectors to have negative absolute returns during the 12-month period. The financial markets seizure and resulting lack of credit, rising unemployment, downward spiraling commodity prices and a severe housing market situation led to underperformance across the board. The worst performing sectors for the period were financials, energy, industrials and materials. The sectors with the smallest declines were consumer staples and information technology.

The underperformance was pervasive, affecting all styles and market capitalization segments as investors tried to move out of equities into relatively safer assets. On an individual stock basis, the largest detractors in the overall portfolio were dominated by financial stocks.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

TOP 10 HOLDINGS as of 08/31/09
Exxon Mobil Corp.	3.7%
Microsoft Corp.	2.1
JPMorgan Chase & Co.	1.9
Johnson & Johnson	1.8
Procter & Gamble Co. (The)	1.7
International Business Machines Corp.	1.7
AT&T, Inc.	1.7
Bank of America Corp.	1.7
Apple, Inc.	1.6
General Electric Co.	1.6

TOP FIVE INDUSTRIES as of 08/31/09
Oil, Gas & Consumable Fuels	9.7%
Pharmaceuticals	7.1
Computers & Peripherals	5.6
Diversified Financial Services	4.7
Software	4.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stocks of companies included in the S&P 500® Index. The “Investment Adviser,” Morgan Stanley Investment Advisors Inc., “passively” manages the Fund’s assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Investment Adviser typically will invest the same percentage of the Fund’s assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Fund may invest in foreign companies, including those that are in emerging market countries, that are included in the S&P 500 Index.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment — Class B

Over 10 Years

Average Annual Total Returns — Period Ended August 31, 2009

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 09/26/97)		(since 09/26/97)		(since 09/26/97)		(since 09/26/97)
Symbol	SPIAX		SPIBX		SPICX		SPIDX
1 Year	–18.43%[3]		–19.06%[3]		–19.01%[3]		–18.22%[3]
	–22.71	[4]	–23.06	[4]	–19.81	[4]	—

5 Years	0.01	[3]	–0.74	[3]	–0.70	[3]	0.26	[3]
	–1.06	[4]	–1.12	[4]	–0.70	[4]	—
10 Years	–1.36	[3]	–1.97	[3]	–2.10	[3]	–1.13	[3]
	–1.89	[4]	–1.97	[4]	–2.10	[4]	—

Since Inception	1.79	[3]	1.27	[3]	1.02	[3]	2.03	[3]
	1.33	[4]	1.27	[4]	1.02	[4]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I has no sales charge.

(1)	The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper S&P 500 Objective Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper S&P 500 Objective Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper S&P 500 Objective Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

‡	Ending value assuming a complete redemption on August 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/01/09 – 08/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			03/01/09 –
	03/01/09	08/31/09	08/31/09
Class A
Actual (40.38% return)	$1,000.00	$1,403.80	$3.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.23	$3.01
Class B
Actual (39.74% return)	$1,000.00	$1,397.40	$8.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.82
Class C
Actual (39.84% return)	$1,000.00	$1,398.40	$8.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.82
Class I
Actual (40.53% return)	$1,000.00	$1,405.30	$2.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.49	$1.73

@	Expenses are equal to the Fund’s annualized expense ratios of 0.59%, 1.34%, 1.34% and 0.34% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.72%, 1.47%, 1.47% and 0.47% for Class A, Class B, Class C and Class I shares, respectively.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one- and three-year periods, but below the peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the management fee and total expense ratio were lower than the peer group average. After discussion, the Board concluded that the Fund’s management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the

Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments - August 31, 2009

NUMBER OF
SHARES		VALUE
	Common Stocks (99.0%)
	Aerospace & Defense (2.7%)
45,484	Boeing Co. (The)	$2,259,190
23,444	General Dynamics Corp.	1,387,650
8,420	Goodrich Corp.	464,447
44,177	Honeywell International, Inc.	1,623,947
10,229	ITT Corp.	512,268
6,926	L-3 Communications Holdings, Inc.	515,295
20,036	Lockheed Martin Corp.	1,502,299
20,343	Northrop Grumman Corp.	992,942
8,362	Precision Castparts Corp.	763,283
24,554	Raytheon Co.	1,158,458
10,828	Rockwell Collins, Inc.	498,521
56,914	United Technologies Corp.	3,378,415

		15,056,715

	Air Freight & Logistics (1.0%)
9,759	CH Robinson Worldwide, Inc.	549,042
14,505	Expeditors International of Washington, Inc.	473,733
19,696	FedEx Corp.	1,353,312
61,956	United Parcel Service, Inc. (Class B)	3,312,168

		5,688,255

	Airlines (0.1%)
50,598	Southwest Airlines Co.	413,892

	Auto Components (0.2%)
16,504	Goodyear Tire & Rubber Co. (The) (a)	272,151
36,025	Johnson Controls, Inc.	892,339

		1,164,490

	Automobiles (0.3%)
194,981	Ford Motor Co. (a)	1,481,856
15,925	Harley-Davidson, Inc.	381,881

		1,863,737

	Beverages (2.4%)
6,708	Brown-Forman Corp. (Class B)	299,982
123,237	Coca-Cola Co. (The)	6,010,268
21,694	Coca-Cola Enterprises, Inc.	438,436
13,315	Constellation Brands, Inc. (Class A) (a)	196,929
17,352	Dr Pepper Snapple Group, Inc. (a)	458,787
10,180	Molson Coors Brewing Co. (Class B)	482,328
9,243	Pepsi Bottling Group, Inc.	330,252
94,662	PepsiCo, Inc.	5,364,496

		13,581,478

	Biotechnology (1.7%)
61,291	Amgen, Inc. (a)	3,661,524
18,641	Biogen Idec, Inc. (a)	935,965
27,762	Celgene Corp. (a)	1,448,343
4,682	Cephalon, Inc. (a)	266,546
17,277	Genzyme Corp. (a)	962,502
54,466	Gilead Sciences, Inc. (a)	2,454,238

		9,729,118

	Building Products (0.1%)
24,617	Masco Corp.	356,454

	Capital Markets (2.9%)
14,815	Ameriprise Financial, Inc.	444,894
74,188	Bank of New York Mellon Corp. (The)	2,196,707
58,356	Charles Schwab Corp. (The)	1,053,909
38,492	E*Trade Financial Corp. (a)	67,746
6,059	Federated Investors, Inc. (Class B)	159,049
8,932	Franklin Resources, Inc.	833,624
30,588	Goldman Sachs Group, Inc. (The)	5,061,090
26,332	Invesco Ltd.	546,389
10,797	Janus Capital Group, Inc.	137,338
9,708	Legg Mason, Inc.	279,202
83,725	Morgan Stanley (Note 6)	2,424,676
15,430	Northern Trust Corp.	902,038
30,434	State Street Corp.	1,597,176
15,360	T. Rowe Price Group, Inc.	696,115

		16,399,953

	Chemicals (1.9%)
12,884	Air Products & Chemicals, Inc.	966,687
2,528	CF Industries Holdings, Inc.	206,436
63,635	Dow Chemical Co. (The)	1,354,789
4,962	Eastman Chemical Co.	258,818

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments - August 31, 2009 continued

NUMBER OF
SHARES		VALUE
9,025	Ecolab, Inc.	$381,667
54,640	EI Du Pont de Nemours & Co.	1,744,655
4,434	FMC Corp.	211,502
5,379	International Flavors & Fragrances, Inc.	191,600
33,443	Monsanto Co.	2,805,199
9,253	PPG Industries, Inc.	512,616
18,498	Praxair, Inc.	1,417,317
6,707	Sigma-Aldrich Corp.	340,716

		10,392,002

	Commercial Banks (2.8%)
38,854	BB&T Corp.	1,085,581
10,293	Comerica, Inc.	274,514
43,681	Fifth Third Bancorp	477,870
14,643	First Horizon National Corp. (a)	195,923
25,038	Huntington Bancshares, Inc.	114,173
44,961	Keycorp	299,440
5,281	M&T Bank Corp.	326,155
17,805	Marshall & Ilsley Corp.	126,772
27,790	PNC Financial Services Group, Inc.	1,183,576
61,329	Regions Financial Corp.	359,388
27,989	SunTrust Banks, Inc.	654,103
117,172	US Bancorp	2,650,431
284,023	Wells Fargo & Co.	7,816,313
7,890	Zions BanCorp.	139,416

		15,703,655

	Commercial Services & Supplies (0.6%)
7,270	Avery Dennison Corp.	224,643
8,988	Cintas Corp.	246,631
12,293	Iron Mountain, Inc. (a)	360,062
14,099	Pitney Bowes, Inc.	315,113
18,082	Republic Services, Inc.	463,080
14,022	RR Donnelley & Sons Co.	250,152
5,853	Stericycle, Inc. (a)	289,841
31,021	Waste Management, Inc.	928,458

		3,077,980

	Communications Equipment (2.6%)
6,178	Ciena Corp. (a)	82,785
351,727	Cisco Systems, Inc. (a)	7,597,303
9,206	Harris Corp.	319,724
15,038	JDS Uniphase Corp. (a)	103,311
33,412	Juniper Networks, Inc. (a)	770,815
139,037	Motorola, Inc.	998,286
100,479	QUALCOMM, Inc.	4,664,235
27,225	Tellabs, Inc. (a)	172,607

		14,709,066

	Computers & Peripherals (5.6%)
54,470	Apple, Inc. (a)	9,162,399
109,998	Dell, Inc. (a)	1,741,268
122,116	EMC Corp. (a)	1,941,644
145,338	Hewlett-Packard Co.	6,524,223
80,705	International Business Machines Corp.	9,527,225
5,363	Lexmark International, Inc. (Class A) (a)	101,039
18,321	NetApp, Inc. (a)	416,803
8,750	QLogic Corp. (a)	138,337
15,461	SanDisk Corp. (a)	273,660
45,128	Seagate Technology, Inc. (Escrow) (b)	0
50,520	Sun Microsystems, Inc. (a)	468,826
12,039	Teradata Corp. (a)	324,210
14,286	Western Digital Corp. (a)	489,724

		31,109,358

	Construction & Engineering (0.2%)
10,366	Fluor Corp.	548,361
8,404	Jacobs Engineering Group, Inc. (a)	369,608
12,499	Quanta Services, Inc. (a)	276,478

		1,194,447

	Construction Materials (0.1%)
7,534	Vulcan Materials Co.	377,001

	Consumer Finance (0.7%)
71,224	American Express Co.	2,408,796
26,790	Capital One Financial Corp.	998,999
32,827	Discover Financial Services	451,371
31,963	SLM Corp. (a)	284,471

		4,143,637

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments - August 31, 2009 continued

NUMBER OF
SHARES		VALUE
	Containers & Packaging (0.2%)
6,470	Ball Corp.	$313,536
6,818	Bemis Co., Inc.	181,291
11,412	Owens-Illinois, Inc. (a)	387,323
8,987	Pactiv Corp. (a)	223,327
10,799	Sealed Air Corp.	204,209

		1,309,686

	Distributors (0.1%)
10,906	Genuine Parts Co.	403,958

	Diversified Consumer Services (0.2%)
7,288	Apollo Group, Inc. (Class A) (a)	472,408
3,905	DeVry, Inc.	199,545
23,184	H&R Block, Inc.	400,620

		1,072,573

	Diversified Financial Services (4.7%)
527,587	Bank of America Corp.	9,280,255
706,608	Citigroup, Inc. (Note 6)	3,533,040
4,182	CME Group, Inc.	1,217,129
4,942	IntercontinentalExchange, Inc. (a)	463,560
238,338	JPMorgan Chase & Co.	10,358,168
12,107	Leucadia National Corp. (a)	301,101
13,286	Moody’s Corp.	361,911
9,312	NASDAQ OMX Group, Inc. (The) (a)	204,398
14,855	NYSE Euronext	420,991

		26,140,553

	Diversified Telecommunication Services (2.9%)
360,256	AT&T, Inc.	9,384,669
17,229	CenturyTel, Inc.	555,291
21,294	Frontier Communications Corp.	151,400
100,203	Qwest Communications International, Inc.	359,729
172,728	Verizon Communications, Inc.	5,361,477
30,057	Windstream Corp.	257,588

		16,070,154

	Electric Utilities (2.2%)
11,563	Allegheny Energy, Inc.	305,379
30,574	American Electric Power Co., Inc.	960,941
81,678	Duke Energy Corp.	1,265,192
19,193	Edison International	641,238
11,949	Entergy Corp.	943,971
41,213	Exelon Corp.	2,061,474
19,256	FirstEnergy Corp.	869,023
24,760	FPL Group, Inc.	1,391,017
10,232	Northeast Utilities	243,419
14,789	Pepco Holdings, Inc.	211,927
6,896	Pinnacle West Capital Corp.	226,947
23,085	PPL Corp.	678,699
17,995	Progress Energy, Inc.	711,342
47,217	Southern Co.	1,473,171

		11,983,740

	Electrical Equipment (0.4%)
8,948	Cooper Industries Ltd. (Class A) (Bermuda)	288,573
46,961	Emerson Electric Co.	1,731,452
9,679	Rockwell Automation, Inc.	405,066

		2,425,091

	Electronic Equipment, Instruments & Components (0.5%)
19,246	Agilent Technologies, Inc. (a)	494,237
9,151	Amphenol Corp. (Class A)	319,919
92,025	Corning, Inc.	1,387,737
9,493	FLIR Systems, Inc. (a)	218,529
14,409	Jabil Circuit, Inc.	157,779
9,634	Molex, Inc.	175,435

		2,753,636

	Energy Equipment & Services (1.8%)
18,454	Baker Hughes, Inc.	635,740
19,968	BJ Services Co.	320,686
11,866	Cameron International Corp. (a)	423,735
4,608	Diamond Offshore Drilling, Inc.	412,047
9,701	ENSCO International, Inc.	357,967
6,507	FMC Technologies, Inc. (a)	310,384
56,777	Halliburton Co.	1,346,183
19,465	Nabors Industries Ltd. (Bermuda) (a)	344,141
25,957	National Oilwell Varco, Inc. (a)	943,537
7,730	Rowan Cos., Inc.	160,088

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments - August 31, 2009 continued

NUMBER OF
SHARES		VALUE
72,470	Schlumberger Ltd. (Netherlands Antilles)	$4,072,814
14,970	Smith International, Inc.	412,723

		9,740,045

	Food & Staples Retailing (3.0%)
25,544	Costco Wholesale Corp.	1,302,233
90,511	CVS Caremark Corp.	3,395,973
41,296	Kroger Co. (The)	891,581
23,719	Safeway, Inc.	451,847
14,484	SUPERVALU, Inc.	207,845
37,831	Sysco Corp.	964,312
136,022	Wal-Mart Stores, Inc.	6,919,439
61,718	Walgreen Co.	2,091,006
9,598	Whole Foods Market, Inc. (a)	279,110

		16,503,346

	Food Products (1.7%)
41,027	Archer-Daniels-Midland Co.	1,182,808
10,713	Campbell Soup Co.	335,960
25,636	ConAgra Foods, Inc.	526,307
10,530	Dean Foods Co. (a)	191,014
19,938	General Mills, Inc.	1,190,897
11,345	Hershey Co. (The)	445,064
19,369	HJ Heinz Co.	745,707
4,616	Hormel Foods Corp.	170,561
8,101	JM Smucker Co. (The)	423,439
15,469	Kellogg Co.	728,435
88,529	Kraft Foods, Inc. (Class A)	2,509,797
8,892	McCormick & Co., Inc.	289,613
38,881	Sara Lee Corp.	376,757
20,664	Tyson Foods, Inc. (Class A)	247,761

		9,364,120

	Gas Utilities (0.2%)
8,951	EQT Corp.	355,086
3,091	Nicor, Inc.	111,956
11,863	Questar Corp.	400,495

		867,537

	Health Care Equipment & Supplies (1.9%)
36,800	Baxter International, Inc.	2,094,656
13,896	Becton Dickinson and Co.	967,439
92,796	Boston Scientific Corp. (a)	1,090,353
5,363	CR Bard, Inc.	432,151
10,188	DENTSPLY International, Inc.	343,437
10,917	Hospira, Inc. (a)	426,746
2,082	Intuitive Surgical, Inc. (a)	463,682
67,218	Medtronic, Inc.	2,574,449
21,518	St Jude Medical, Inc. (a)	829,304
14,189	Stryker Corp.	588,276
8,499	Varian Medical Systems, Inc. (a)	366,052
13,362	Zimmer Holdings, Inc. (a)	632,691

		10,809,236

	Health Care Providers & Services (2.1%)
28,355	Aetna, Inc.	808,117
16,081	AmerisourceBergen Corp.	342,686
22,317	Cardinal Health, Inc.	771,722
14,987	CIGNA Corp.	441,067
10,190	Coventry Health Care, Inc. (a)	222,448
7,100	DaVita, Inc. (a)	367,141
16,490	Express Scripts, Inc. (a)	1,190,908
11,540	Humana, Inc. (a)	411,978
5,859	Laboratory Corp. of America Holdings (a)	408,900
17,112	McKesson Corp.	972,988
29,407	Medco Health Solutions, Inc. (a)	1,623,855
6,237	Patterson Cos., Inc. (a)	169,834
9,072	Quest Diagnostics, Inc.	489,525
28,396	Tenet Healthcare Corp. (a)	132,325
73,234	UnitedHealth Group, Inc.	2,050,552
28,729	WellPoint, Inc. (a)	1,518,328

		11,922,374

	Health Care Technology (0.0%)
12,440	IMS Health, Inc.	172,418

	Hotels, Restaurants & Leisure (1.5%)
26,616	Carnival Corp. (Panama) (Units) (c)	778,518
9,489	Darden Restaurants, Inc.	312,473
20,158	International Game Technology	421,705
20,208	Marriott International, Inc. (Class A)	482,978

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments - August 31, 2009 continued

NUMBER OF
SHARES		VALUE
66,782	McDonald’s Corp.	$3,755,820
44,332	Starbucks Corp. (a)	841,865
12,519	Starwood Hotels & Resorts Worldwide, Inc.	372,816
12,129	Wyndham Worldwide Corp.	183,754
4,214	Wynn Resorts Ltd. (a)	228,104
28,783	Yum! Brands, Inc.	985,818

		8,363,851

	Household Durables (0.5%)
4,110	Black & Decker Corp.	181,333
18,844	DR Horton, Inc.	252,698
10,254	Fortune Brands, Inc.	408,212
4,005	Harman International Industries, Inc.	120,110
5,149	KB Home	93,763
10,684	Leggett & Platt, Inc.	194,983
9,665	Lennar Corp. (Class A)	146,425
18,961	Newell Rubbermaid, Inc.	263,937
14,618	Pulte Homes, Inc.	186,818
3,929	Snap-On, Inc.	146,630
5,390	Stanley Works (The)	220,613
5,028	Whirlpool Corp.	322,848

		2,538,370

	Household Products (2.5%)
7,785	Clorox Co.	460,016
29,929	Colgate-Palmolive Co.	2,175,838
24,942	Kimberly-Clark Corp.	1,507,993
177,990	Procter & Gamble Co. (The)	9,631,039

		13,774,886

	Independent Power Producers & Energy Traders (0.2%)
37,834	AES Corp. (The) (a)	517,191
12,204	Constellation Energy Group, Inc.	386,256
34,593	Dynegy, Inc. (Class A) (a)	65,727

		969,174

	Industrial Conglomerates (2.2%)
42,589	3M Co.	3,070,667
646,531	General Electric Co. (d)	8,986,781
16,491	Textron, Inc.	253,302

		12,310,750

	Insurance (2.7%)
28,677	Aflac, Inc.	1,164,860
32,724	Allstate Corp. (The)	961,758
9,195	American International Group, Inc.	416,809
16,838	AON Corp.	703,155
8,045	Assurant, Inc.	240,948
22,545	Chubb Corp.	1,113,497
11,107	Cincinnati Financial Corp.	285,672
29,627	Genworth Financial, Inc. (Class A)	312,861
20,609	Hartford Financial Services Group, Inc.	488,845
17,502	Lincoln National Corp.	441,750
21,272	Loews Corp.	726,439
30,829	Marsh & McLennan Cos., Inc.	725,715
12,886	MBIA, Inc. (a)	86,594
48,785	MetLife, Inc.	1,842,122
17,739	Principal Financial Group, Inc.	503,788
40,381	Progressive Corp. (The) (a)	667,094
28,072	Prudential Financial, Inc.	1,419,882
5,816	Torchmark Corp.	247,820
35,317	Travelers Cos., Inc. (The)	1,780,683
17,807	Unum Group	401,192
22,626	XL Capital Ltd. (Class A) (Cayman Islands)	392,561

		14,924,045

	Internet & Catalog Retail (0.3%)
19,503	Amazon.com, Inc. (a)	1,583,449
14,328	Expedia, Inc. (a)	330,260

		1,913,709

	Internet Software & Services (1.8%)
11,568	Akamai Technologies, Inc. (a)	204,059
67,138	eBay, Inc. (a)	1,486,435
14,631	Google, Inc. (Class A) (a)	6,754,694
13,272	VeriSign, Inc. (a)	281,234
82,072	Yahoo!, Inc. (a)	1,199,072

		9,925,494

	IT Services (1.0%)
6,673	Affiliated Computer Services, Inc. (Class A) (a)	298,950
29,874	Automatic Data Processing, Inc.	1,145,668

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments - August 31, 2009 continued

NUMBER OF
SHARES		VALUE
16,476	Cognizant Technology Solutions Corp. (Class A) (a)	$574,683
8,214	Computer Sciences Corp. (a)	401,254
8,349	Convergys Corp. (a)	90,503
12,996	Fidelity National Information Services, Inc.	319,182
8,742	Fiserv, Inc. (a)	421,802
4,481	Mastercard, Inc. (Class A)	907,985
18,321	Paychex, Inc.	518,301
13,463	Total System Services, Inc.	205,445
43,199	Western Union Co. (The)	779,310

		5,663,083

	Leisure Equipment & Products (0.1%)
18,363	Eastman Kodak Co.	97,691
8,474	Hasbro, Inc.	240,577
24,517	Mattel, Inc.	441,061

		779,329

	Life Sciences Tools & Services (0.4%)
9,546	Life Technologies Corp. (a)	425,083
3,778	Millipore Corp. (a)	250,217
8,079	PerkinElmer, Inc.	147,442
26,748	Thermo Fisher Scientific, Inc. (a)	1,209,277
6,725	Waters Corp. (a)	338,133

		2,370,152

	Machinery (1.4%)
35,780	Caterpillar, Inc.	1,621,192
11,315	Cummins, Inc.	512,796
16,151	Danaher Corp.	980,527
26,520	Deere & Co.	1,156,272
12,720	Dover Corp.	439,985
9,294	Eaton Corp.	501,411
3,867	Flowserve Corp.	333,529
24,407	Illinois Tool Works, Inc.	1,020,701
22,185	PACCAR, Inc.	802,432
8,077	Pall Corp.	240,129
8,905	Parker Hannifin Corp.	433,317

		8,042,291

	Media (2.6%)
36,435	CBS Corp. (Class B)	377,102
178,912	Comcast Corp. (Class A)	2,740,932
33,873	DIRECTV Group, Inc. (The) (a)	838,695
15,603	Gannett Co., Inc.	134,810
32,596	Interpublic Group of Cos., Inc. (a)	205,029
18,606	McGraw-Hill Cos., Inc. (The)	625,348
2,472	Meredith Corp.	68,425
7,967	New York Times Co. (The) (Class A)	60,629
145,167	News Corp. (Class A)	1,556,190
18,320	Omnicom Group, Inc.	665,382
6,160	Scripps Networks Interactive, Inc. (Class A)	200,015
20,030	Time Warner Cable, Inc.	739,508
74,643	Time Warner, Inc.	2,083,286
36,841	Viacom, Inc. (Class B) (a)	922,499
115,305	Walt Disney Co. (The)	3,002,542
410	Washington Post Co. (The) (Class B)	178,088

		14,398,480

	Metals & Mining (0.9%)
7,662	AK Steel Holding Corp.	155,692
56,706	Alcoa, Inc.	683,307
6,587	Allegheny Technologies, Inc.	200,047
25,925	Freeport-McMoRan Copper & Gold, Inc.	1,632,756
28,727	Newmont Mining Corp.	1,154,538
19,438	Nucor Corp.	865,769
5,821	Titanium Metals Corp.	47,849
7,952	United States Steel Corp.	348,139

		5,088,097

	Multi-Utilities (1.4%)
14,464	Ameren Corp.	390,094
23,541	Centerpoint Energy, Inc.	291,908
15,473	CMS Energy Corp.	207,493
16,157	Consolidated Edison, Inc.	649,350
34,621	Dominion Resources, Inc.	1,145,263
11,151	DTE Energy Co.	387,832
5,227	Integrys Energy Group, Inc.	179,443
18,758	NiSource, Inc.	247,793
22,873	PG&E Corp.	928,415
32,069	Public Service Enterprise Group, Inc.	1,015,625
8,030	SCANA Corp.	278,480

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments - August 31, 2009 continued

NUMBER OF
SHARES		VALUE
14,960	Sempra Energy	$750,543
14,555	TECO Energy, Inc.	193,873
7,997	Wisconsin Energy Corp.	363,624
25,739	Xcel Energy, Inc.	508,345

		7,538,081

	Multi-Line Retail (0.9%)
5,617	Big Lots, Inc. (a)	142,784
9,557	Family Dollar Stores, Inc.	289,386
15,198	JC Penney Co., Inc.	456,548
18,867	Kohl’s Corp. (a)	973,348
28,767	Macy’s, Inc.	446,464
10,902	Nordstrom, Inc.	305,692
3,806	Sears Holdings Corp. (a)	241,491
45,721	Target Corp.	2,148,887

		5,004,600

	Office Electronics (0.1%)
46,715	Xerox Corp.	404,085

	Oil, Gas & Consumable Fuels (9.8%)
30,680	Anadarko Petroleum Corp.	1,622,052
20,490	Apache Corp.	1,740,625
7,069	Cabot Oil & Gas Corp.	249,182
32,323	Chesapeake Energy Corp.	738,257
122,340	Chevron Corp.	8,556,460
89,761	ConocoPhillips	4,041,938
9,748	Consol Energy, Inc.	364,673
13,116	Denbury Resources, Inc. (a)	199,625
26,803	Devon Energy Corp.	1,645,168
47,963	El Paso Corp.	442,698
15,734	EOG Resources, Inc.	1,132,848
298,924	Exxon Mobil Corp.	20,670,594
18,072	Hess Corp.	914,262
41,725	Marathon Oil Corp.	1,288,051
5,823	Massey Energy Co.	157,687
11,350	Murphy Oil Corp.	646,950
10,213	Noble Energy, Inc.	617,478
49,016	Occidental Petroleum Corp.	3,583,070
16,373	Peabody Energy Corp.	535,070
8,050	Pioneer Natural Resources Co.	233,128
8,496	Range Resources Corp.	410,951
21,317	Southwestern Energy Co. (a)	785,745
41,796	Spectra Energy Corp.	786,601
7,993	Sunoco, Inc.	215,012
9,471	Tesoro Corp.	133,352
36,582	Valero Energy Corp.	685,547
33,380	Williams Cos., Inc. (The)	548,767
34,880	XTO Energy, Inc.	1,346,368

		54,292,159

	Paper & Forest Products (0.2%)
24,763	International Paper Co.	568,311
11,684	MeadWestvaco Corp.	256,464
11,656	Weyerhaeuser Co.	435,818

		1,260,593

	Personal Products (0.2%)
25,473	Avon Products, Inc.	811,825
7,925	Estee Lauder Cos., Inc. (The) (Class A)	284,111

		1,095,936

	Pharmaceuticals (7.1%)
95,316	Abbott Laboratories	4,311,143
19,093	Allergan, Inc.	1,067,681
121,192	Bristol-Myers Squibb Co.	2,681,979
63,481	Eli Lilly & Co.	2,124,074
16,775	Forest Laboratories, Inc. (a)	491,004
168,349	Johnson & Johnson	10,175,014
16,859	King Pharmaceuticals, Inc. (a)	174,996
127,768	Merck & Co., Inc.	4,143,516
20,842	Mylan, Inc. (a)	305,752
411,032	Pfizer, Inc.	6,864,234
98,016	Schering-Plough Corp.	2,762,091
7,155	Watson Pharmaceuticals, Inc. (a)	252,500
82,142	Wyeth	3,930,495

		39,284,479

	Professional Services (0.2%)
3,688	Dun & Bradstreet Corp.	269,372
8,640	Equifax, Inc.	238,810
8,428	Monster Worldwide, Inc. (a)	136,702
10,612	Robert Half International, Inc.	278,989

		923,873

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments - August 31, 2009 continued

NUMBER OF
SHARES		VALUE
	Real Estate Investment Trusts (REITs) (1.0%)
7,955	Apartment Investment & Management Co. (Class A)	$96,812
5,441	AvalonBay Communities, Inc.	350,564
8,263	Boston Properties, Inc.	500,572
14,833	Equity Residential	405,089
17,282	HCP, Inc.	492,191
6,732	Health Care REIT, Inc.	287,524
35,743	Host Hotels & Resorts, Inc.	356,358
16,163	Kimco Realty Corp.	202,846
11,409	Plum Creek Timber Co., Inc.	345,579
21,792	ProLogis	242,327
7,168	Public Storage	505,702
16,577	Simon Property Group, Inc.	1,054,629
9,796	Ventas, Inc.	384,101
9,658	Vornado Realty Trust	555,528

		5,779,822

	Real Estate Management & Development (0.0%)
15,253	CB Richard Ellis Group, Inc. (Class A) (a)	180,596

	Road & Rail (1.0%)
16,446	Burlington Northern Santa Fe Corp.	1,365,347
23,933	CSX Corp.	1,017,152
22,950	Norfolk Southern Corp.	1,052,716
3,804	Ryder System, Inc.	144,552
30,555	Union Pacific Corp.	1,827,495

		5,407,262

	Semiconductors & Semiconductor Equipment (2.7%)
41,621	Advanced Micro Devices, Inc. (a)	181,468
20,340	Altera Corp.	390,731
16,228	Analog Devices, Inc.	458,441
83,700	Applied Materials, Inc.	1,103,166
25,676	Broadcom Corp. (Class A) (a)	730,482
340,150	Intel Corp.	6,911,848
11,550	Kla-Tencor Corp.	360,360
15,166	Linear Technology Corp.	402,961
44,124	LSI Corp. (a)	229,886
15,353	MEMC Electronic Materials, Inc. (a)	244,880
12,441	Microchip Technology, Inc.	330,309
52,242	Micron Technology, Inc. (a)	385,024
13,343	National Semiconductor Corp.	202,413
6,680	Novellus Systems, Inc. (a)	127,989
36,735	Nvidia Corp. (a)	533,392
11,579	Teradyne, Inc. (a)	95,527
78,210	Texas Instruments, Inc.	1,923,184
18,735	Xilinx, Inc.	416,666

		15,028,727

	Software (4.0%)
32,254	Adobe Systems, Inc. (a)	1,013,421
15,478	Autodesk, Inc. (a)	362,649
9,983	BMC Software, Inc. (a)	355,894
22,026	CA, Inc.	490,959
12,425	Citrix Systems, Inc. (a)	443,324
16,860	Compuware Corp. (a)	121,561
21,948	Electronic Arts, Inc. (a)	399,892
18,340	Intuit, Inc. (a)	509,302
10,450	McAfee, Inc. (a)	415,701
467,817	Microsoft Corp.	11,531,689
23,616	Novell, Inc. (a)	102,730
230,158	Oracle Corp.	5,033,555
12,056	Red Hat, Inc. (a)	276,806
7,177	Salesforce.com, Inc. (a)	372,271
51,865	Symantec Corp. (a)	784,199

		22,213,953

	Specialty Retail (2.0%)
5,953	Abercrombie & Fitch Co. (Class A)	192,222
7,379	AutoNation, Inc. (a)	140,053
2,139	AutoZone, Inc. (a)	314,968
15,258	Bed Bath & Beyond, Inc. (a)	556,612
20,748	Best Buy Co., Inc.	752,738
11,202	GameStop Corp. (Class A) (a)	266,608
25,912	Gap, Inc. (The)	509,171
102,190	Home Depot, Inc.	2,788,765
90,806	Lowe’s Cos., Inc.	1,952,329
18,508	Ltd. Brands, Inc.	276,139
8,850	O’Reilly Automotive, Inc. (a)	338,778
18,802	Office Depot, Inc. (a)	98,147

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments - August 31, 2009 continued

NUMBER OF
SHARES		VALUE
8,555	RadioShack Corp.	$129,437
6,717	Sherwin-Williams Co. (The)	404,363
44,208	Staples, Inc.	955,335
8,421	Tiffany & Co.	306,356
25,295	TJX Cos., Inc.	909,355

		10,891,376

	Textiles, Apparel & Luxury Goods (0.4%)
18,852	Coach, Inc.	533,323
23,169	NIKE, Inc. (Class B)	1,283,331
3,848	Polo Ralph Lauren Corp.	255,430
6,023	VF Corp.	418,960

		2,491,044

	Thrifts & Mortgage Finance (0.1%)
28,114	Hudson City Bancorp, Inc.	368,856
23,788	People’s United Financial, Inc.	382,035

		750,891

	Tobacco (1.6%)
129,695	Altria Group, Inc.	2,370,825
10,143	Lorillard, Inc.	738,106
119,320	Philip Morris International, Inc.	5,454,117
9,170	Reynolds American, Inc.	419,161

		8,982,209

	Trading Companies & Distributors (0.1%)
8,839	Fastenal Co.	319,972
3,284	WW Grainger, Inc.	287,251

		607,223

	Wireless Telecommunication Services (0.3%)
24,599	American Tower Corp. (Class A) (a)	778,558
11,978	MetroPCS Communications, Inc. (a)	95,345
174,884	Sprint Nextel Corp. (a)	640,076

		1,513,979

	Total Common Stocks (Cost $578,452,495)	551,212,304

NUMBER OF
SHARES (000)		VALUE
	Short-Term Investment (1.0%)
	Investment Company
5,596	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (Cost $5,595,756) (See Note 6)	$5,595,756

Total Investments (Cost $584,048,251) (e) (f)	100.0%	556,808,060
Other Assets in Excess of Liabilities	(0.0)	165,203

Net Assets	100.0%	$556,973,263

(a)	Non-income producing security.
(b)	Security with a total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.
(c)	Consist of one or more class of securities traded together as a unit; stocks with attached trust shares.
(d)	A portion of this security has been physically segregated in connection with open futures contracts.
(e)	Securities have been designated as collateral in connection with open futures contracts.
(f)	The aggregate cost for federal income tax purposes is $611,477,503. The aggregate gross unrealized appreciation is $109,747,550 and the aggregate gross unrealized depreciation is $164,416,993 resulting in net unrealized depreciation of $54,669,443.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments - August 31, 2009 continued

Futures Contracts Open at August 31, 2009:

NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	UNREALIZED
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	APPRECIATION
126	Long	S&P 500 E-MINI, September 2009	$6,424,110	$240,957

Summary of Investments

			PERCENT OF
			TOTAL
SECTOR	VALUE		INVESTMENTS
Information Technology	$101,807,402		18.3%
Financials	84,023,152		15.1
Health Care	74,287,777		13.3
Energy	64,032,204		11.5
Consumer Staples	63,301,975		11.4
Industrials	55,504,233		10.0
Consumer Discretionary	50,885,517		9.1
Utilities	21,358,532		3.8
Materials	18,427,379		3.3
Telecommunication Services	17,584,133		3.2
Investment Company	5,595,756		1.0

	$556,808,060	++	100.0%

++	Does not include open futures contracts with an underlying face amount of $6,424,110 with unrealized appreciation of $240,957.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Statements
Statement of Assets and Liabilities
August 31, 2009

Assets:
Investments in securities, at value (cost $563,729,657)	$545,254,588
Investments in affiliates, at value (cost $20,318,594)	11,553,472
Cash	3,621
Receivable for:
Dividends	1,360,185
Shares of beneficial interest sold	104,454
Investments sold	59,254
Dividends from affiliate	481
Prepaid expenses and other assets	95,879

Total Assets	558,431,934

Liabilities:
Payable for:
Shares of beneficial interest redeemed	982,899
Distribution fee	231,101
Transfer agent fee	69,034
Variation margin	53,365
Administration fee	37,910
Investment advisory fee	26,151
Accrued expenses and other payables	58,211

Total Liabilities	1,458,671

Net Assets	$556,973,263

Composition of Net Assets:
Paid-in-capital	$655,479,335
Net unrealized depreciation	(26,999,234)
Accumulated undistributed net investment income	8,473,456
Accumulated net realized loss	(79,980,294)

Net Assets	$556,973,263

Class A Shares:
Net Assets	$349,379,605
Shares Outstanding (unlimited shares authorized, $.01 par value)	31,503,329
Net Asset Value Per Share	$11.09

Maximum Offereing Price Per Share, (net asset value plus 5.54% of net asset value)	$11.70

Class B Shares:
Net Assets	$110,230,575
Shares Outstanding (unlimited shares authorized, $.01 par value)	10,177,731
Net Asset Value Per Share	$10.83

Class C Shares:
Net Assets	$74,206,237
Shares Outstanding (unlimited shares authorized, $.01 par value)	6,910,206
Net Asset Value Per Share	$10.74

Class I Shares:
Net Assets	$23,156,846
Shares Outstanding (unlimited shares authorized, $.01 par value)	2,067,336
Net Asset Value Per Share	$11.20

Statement of Operations
For the year ended August 31, 2009

Net Investment Income:
Income
Dividends (net of $312 foreign withholding tax)	$14,584,202
Dividends from affiliates	80,136

Total Income	14,664,338

Expenses
Investment advisory fee	651,672
Distribution fee (Class A shares)	792,608
Distribution fee (Class B shares)	1,270,845
Distribution fee (Class C shares)	702,518
Transfer agent fees and expenses	1,189,903
Administration fee	434,448
Shareholder reports and notices	90,769
Professional fees	74,301
Registration fees	44,799
Custodian fees	39,782
Trustees’ fees and expenses	12,973
Other	99,502

Total Expenses	5,404,120
Less: amounts waived/reimbursed	(789,446)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(2,763)

Net Expenses	4,611,911

Net Investment Income	10,052,427

Realized and Unrealized Gain (Loss)
Realized Loss on:
Investments	(34,717,156)
Futures contracts	(1,684,399)
Investments in affiliates	(166,255)
Forward foreign currency contracts	(44)
Foreign currency translation	(2,454)

Net Realized Loss	(36,570,308)

Change in Unrealized Appreciation/Depreciation on:
Investments	(137,859,272)
Investments in affiliates	(9,122,037)
Futures contracts	181,719
Foreign currency translation	200

Net Change in Unrealized Appreciation/Depreciation	(146,799,390)

Net Loss	(183,369,698)

Net Decrease	$(173,317,271)

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	AUGUST 31, 2009	AUGUST 31, 2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$10,052,427	$11,992,341
Net realized gain (loss)	(36,570,308)	41,859,012
Net change in unrealized appreciation/depreciation	(146,799,390)	(174,746,432)

Net Decrease	(173,317,271)	(120,895,079)

Dividends to Shareholders from Net Investment Income:
Class A shares	(7,399,930)	(8,115,403)
Class B shares	(1,543,020)	(2,159,933)
Class C shares	(998,587)	(1,058,326)
Class I shares	(558,487)	(1,666,374)

Total Dividends	(10,500,024)	(13,000,036)

Net decrease from transactions in shares of beneficial interest	(98,923,340)	(151,973,614)

Net Decrease	(282,740,635)	(285,868,729)
Net Assets:
Beginning of period	839,713,898	1,125,582,627

End of period (including accumulated undistributed net investment income of $8,473,456 and $9,094,905, respectively)	$556,973,263	$839,713,898

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009

1. Organization and Accounting Policies
Morgan Stanley S&P 500 Index Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”). The Fund was organized as a Massachusetts business trust on June 18, 1997 and commenced operations on September 26, 1997.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

For the period September 1, 2008 to January 20, 2009, the Fund assessed a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which was paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee was designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees approved the elimination of redemption fees, effective January 21, 2009.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Foreign Currency Translation and Forward Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (“forward contracts”) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

exchange gains and losses are recorded as realized and unrealized gains/losses on forward foreign currency contracts and foreign currency translation. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through October 27, 2009, the date of issuance of these financial statements.
2. Fair Valuation Measurements
The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective September 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT AUGUST 31, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Common Stocks
Aerospace & Defense	$15,056,715	$15,056,715	—	—
Air Freight & Logistics	5,688,255	5,688,255	—	—
Airlines	413,892	413,892	—	—
Auto Components	1,164,490	1,164,490	—	—
Automobiles	1,863,737	1,863,737	—	—
Beverages	13,581,478	13,581,478	—	—
Biotechnology	9,729,118	9,729,118	—	—
Building Products	356,454	356,454	—	—
Capital Markets	16,399,953	16,399,953	—	—
Chemicals	10,392,002	10,392,002	—	—
Commercial Banks	15,703,655	15,703,655	—	—
Commercial Services & Supplies	3,077,980	3,077,980	—	—

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

		FAIR VALUE MEASUREMENTS AT AUGUST 31, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Communications Equipment	$14,709,066	$14,709,066	—	—
Computers & Peripherals	31,109,358	31,109,358	—	$ 0
Construction & Engineering	1,194,447	1,194,447	—	—
Construction Materials	377,001	377,001	—	—
Consumer Finance	4,143,637	4,143,637	—	—
Containers & Packaging	1,309,686	1,309,686	—	—
Distributors	403,958	403,958	—	—
Diversified Consumer Services	1,072,573	1,072,573	—	—
Diversified Financial Services	26,140,553	26,140,553	—	—
Diversified Telecommunication Services	16,070,154	16,070,154	—	—
Electric Utilities	11,983,740	11,983,740	—	—
Electrical Equipment	2,425,091	2,425,091	—	—
Electronic Equipment, Instruments & Components	2,753,636	2,753,636	—	—
Energy Equipment & Services	9,740,045	9,740,045	—	—
Food & Staples Retailing	16,503,346	16,503,346	—	—
Food Products	9,364,120	9,364,120	—	—
Gas Utilities	867,537	867,537	—	—
Health Care Equipment & Supplies	10,809,236	10,809,236	—	—
Health Care Providers & Services	11,922,374	11,922,374	—	—
Health Care Technology	172,418	172,418	—	—
Hotels, Restaurants & Leisure	8,363,851	8,363,851	—	—
Household Durables	2,538,370	2,538,370	—	—
Household Products	13,774,886	13,774,886	—	—
Independent Power Producers & Energy Traders	969,174	969,174	—	—
Industrial Conglomerates	12,310,750	12,310,750	—	—
Insurance	14,924,045	14,924,045	—	—
Internet & Catalog Retail	1,913,709	1,913,709	—	—
Internet Software & Services	9,925,494	9,925,494	—	—
IT Services	5,663,083	5,663,083	—	—
Leisure Equipment & Products	779,329	779,329	—	—
Life Sciences Tools & Services	2,370,152	2,370,152	—	—
Machinery	8,042,291	8,042,291	—	—
Media	14,398,480	14,398,480	—	—
Metals & Mining	5,088,097	5,088,097	—	—
Multi-Utilities	7,538,081	7,538,081	—	—
Multi-Line Retail	5,004,600	5,004,600	—	—
Office Electronics	404,085	404,085	—	—
Oil, Gas & Consumable Fuels	54,292,159	54,292,159	—	—
Paper & Forest Products	1,260,593	1,260,593	—	—
Personal Products	1,095,936	1,095,936	—	—

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

		FAIR VALUE MEASUREMENTS AT AUGUST 31, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Pharmaceuticals	$39,284,479	$39,284,479	—	—
Professional Services	923,873	923,873	—	—
Real Estate Investment Trusts (REITs)	5,779,822	5,779,822	—	—
Real Estate Management & Development	180,596	180,596	—	—
Road & Rail	5,407,262	5,407,262	—	—
Semiconductors & Semiconductor Equipment	15,028,727	15,028,727	—	—
Software	22,213,953	22,213,953	—	—
Specialty Retail	10,891,376	10,891,376	—	—
Textiles, Apparel & Luxury Goods	2,491,044	2,491,044	—	—
Thrifts & Mortgage Finance	750,891	750,891	—	—
Tobacco	8,982,209	8,982,209	—	—
Trading Companies & Distributors	607,223	607,223	—	—
Wireless Telecommunication Services	1,513,979	1,513,979	—	—

Total Common Stocks	551,212,304	551,212,304	—	0

Short-Term Investment — Investment Company	5,595,756	5,595,756	—	—
Futures	240,957	240,957	—	—

Total	$557,049,017	$557,049,017	—	$ 0

The Fund held one level 3 security with a value of $0 for the entire period.

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of August 31, 2009 and it did not have a material impact on the Fund’s financial statements.
3. Derivative Financial Instruments
The Fund adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), effective March 1, 2009. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Futures  The Fund may purchase and sell stock index futures (“futures contracts”) for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Transactions in futures contracts for the year ended August 31, 2009, were as follows:

NUMBER OF
CONTRACTS
Futures contracts, outstanding at beginning of the period	64
Futures contracts opened	2,659
Futures contracts closed	(2,597)

Futures contracts, outstanding at end of the period	126

Forward Foreign Currency Contracts  The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

During the year ended August 31, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $0 and $13,425, respectively.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of August 31, 2009.

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE		BALANCE SHEET LOCATION	FAIR VALUE

Equity Risk	Variation margin	$240,957	†	Variation margin	$—

†	Includes cumulative appreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended August 31, 2009 in accordance with SFAS 161.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	FORWARD FOREIGN CURRENCY

Equity Risk	$(1,684,399)	$—
Foreign Exchange Risk	—	(44)

	$(1,684,399)	$(44)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES

Equity Risk	$181,719

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

The Investment Adviser has voluntarily agreed to cap the Fund’s operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s “other expenses” and/or waiving the Fund’s advisory fees, and the Administrator has agreed to waive the Fund’s administrative fees, to the extent that such operating expenses

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

exceed 0.34% of the average daily net assets of the Fund on an annualized basis. This voluntary expense cap may be terminated at any time without notice.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $19,848,030 at August 31, 2009.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended August 31, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2009, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $1,402, $211,592 and $9,337, respectively and received $127,099 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

6. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For year ended August 31, 2009, advisory fees paid were reduced by $2,763 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliates” in the Statement of Operations and totaled $30,761 for year ended August 31, 2009. During the year ended August 31, 2009, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $100,689,008 and $97,586,902, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2009 aggregated $39,010,327, and $140,947,230, respectively. Included in the aforementioned are purchases and sales of Morgan Stanley Common Stock, an affiliate of the Investment Adviser, Administrator and Distributor, of $506,023 and $390,029, respectively, including net realized losses of $166,255.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund had the following transactions with Citigroup, Inc., an affiliate of the Investment Adviser, Administrator and Distributor for the period June 1, 2009 (the date which Citigroup, Inc. became an affiliate) through August 31, 2009:

	SALES/	NET REALIZED
PURCHASES	MATURITIES	GAIN (LOSS)	INCOME	VALUE
$1,451,618	—	—	—	$3,533,040

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR		FOR THE YEAR
	ENDED		ENDED
	AUGUST 31, 2009		AUGUST 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	6,646,915	$64,439,524	4,162,157	$61,384,007
Conversion from Class B	436,272	4,262,377	2,528,705	39,365,539
Reinvestment of dividends	788,953	7,274,152	473,534	7,552,862
Redeemed	(8,240,060)	(80,705,634)	(7,867,799)	(118,172,030)

Net decrease – Class A	(367,920)	(4,729,581)	(703,403)	(9,869,622)

CLASS B SHARES
Sold	616,503	5,827,518	630,230	9,267,121
Conversion to Class A	(446,198)	(4,262,377)	(2,600,424)	(39,365,539)
Reinvestment of dividends	164,097	1,485,074	124,336	1,935,904
Redeemed	(6,211,635)	(59,812,812)	(6,376,953)	(92,522,861)

Net decrease – Class B	(5,877,233)	(56,762,597)	(8,222,811)	(120,685,375)

CLASS C SHARES
Sold	838,920	7,834,836	433,443	6,253,547
Reinvestment of dividends	108,883	976,681	62,645	969,743
Redeemed	(1,767,363)	(16,865,136)	(1,283,848)	(18,728,199)

Net decrease – Class C	(819,560)	(8,053,619)	(787,760)	(11,504,909)

CLASS I SHARES
Sold	382,657	3,893,883	441,457	6,530,657
Reinvestment of dividends	59,756	555,732	95,394	1,533,941
Redeemed	(3,630,056)	(33,827,158)	(1,192,112)	(17,978,306)

Net decrease – Class I	(3,187,643)	(29,377,543)	(655,261)	(9,913,708)

Net decrease in Fund	(10,252,356)	$(98,923,340)	(10,369,235)	$(151,973,614)

8. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent. For the year ended August 31, 2009, the Fund did not have an expense offset.
9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	AUGUST 31, 2009	AUGUST 31, 2008
Ordinary income	$10,500,024	$13,000,036

As of August 31, 2009, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$8,409,738
Undistributed long-term gains	—

Net accumulated earnings	8,409,738
Capital loss carryforward	(32,605,773)
Post-October losses	(19,638,405)
Temporary differences	(2,189)
Net unrealized depreciation	(54,669,443)

Total accumulated losses	$(98,506,072)

As of August 31, 2009, the Fund had a net capital loss carryforward of $32,605,773, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$20,294,770	August 31, 2012
12,311,003	August 31, 2017

As of August 31, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital and foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), capital loss deferrals on wash sales and mark-to-market of open futures contracts.

Permanent differences, primarily due to tax adjustments on real estate investment trusts held by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2009:

ACCUMULATED
UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED
INCOME	LOSS	PAID-IN-CAPITAL
$(173,852)	$196,561	$(22,709)

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements - August 31, 2009 continued

10. Accounting Pronouncements
In May 2009, FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (“SFAS 165”), which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of August 31, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification’s content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.
11. Subsequent Event
Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board of Trustees of the Fund that it approve a reorganization of the Fund into a newly organized mutual fund advised by an affiliate of Invesco. It is the Investment Adviser’s current expectation that the newly organized Invesco fund would be managed by the same portfolio management team which currently manages the Fund. If approved by the Board, the reorganization would be submitted to the shareholders for their approval.

Morgan Stanley S&P 500 Index Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED AUGUST 31,
	2009	2008	2007	2006	2005
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.94	$16.01	$14.17	$13.27	$12.03

Income (loss) from investment operations:
Net investment income(1)	0.21	0.23	0.21	0.18	0.19
Net realized and unrealized gain (loss)	(2.83)	(2.05)	1.85	0.91	1.23

Total income (loss) from investment operations	(2.62)	(1.82)	2.06	1.09	1.42

Less dividends from net investment income	(0.23)	(0.25)	(0.22)	(0.19)	(0.18)

Net asset value, end of period	$11.09	$13.94	$16.01	$14.17	$13.27

Total Return(2)	(18.43)%	(11.55)%	14.60%	8.24%	11.81%
Ratios to Average Net Assets:(3)(4)
Total expenses (before expense offset)	0.59%(5)	0.59%(5)	0.58%(5)	0.62%	0.64%
Net investment income	2.11%(5)	1.50%(5)	1.37%(5)	1.32%	1.52%
Rebate from Morgan Stanley affiliate	0.00%(6)	0.00%(6)	0.00%(6)	—	—
Supplemental Data:
Net assets, end of period, in millions	$349	$444	$521	$452	$401
Portfolio turnover rate	7%	10%	3%	4%	3%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	If the Fund had borne all expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME RATIO
August 31, 2009	0.74%	1.96%
August 31, 2008	0.66	1.43
August 31, 2007	0.65	1.30
August 31, 2006	0.66	1.28
August 31, 2005	0.65	1.51

(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(6)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2009	2008	2007	2006	2005
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.54	$15.52	$13.72	$12.83	$11.62

Income (loss) from investment operations:
Net investment income(1)	0.13	0.11	0.09	0.07	0.10
Net realized and unrealized gain (loss)	(2.73)	(1.99)	1.79	0.87	1.18

Total income (loss) from investment operations	(2.60)	(1.88)	1.88	0.94	1.28

Less dividends from net investment income	(0.11)	(0.10)	(0.08)	(0.05)	(0.07)

Net asset value, end of period	$10.83	$13.54	$15.52	$13.72	$12.83

Total Return(2)	(19.06)%	(12.20)%	13.76%	7.35%	11.04%
Ratios to Average Net Assets:(3)(4)
Total expenses (before expense offset)	1.34%(5)	1.34%(5)	1.34%(5)	1.38%	1.40%
Net investment income	1.36%(5)	0.75%(5)	0.61%(5)	0.56%	0.76%
Rebate from Morgan Stanley affiliate	0.00%(6)	0.00%(6)	0.00%(6)	—	—
Supplemental Data:
Net assets, end of period, in millions	$110	$217	$377	$534	$815
Portfolio turnover rate	7%	10%	3%	4%	3%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	If the Fund had borne all expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME RATIO
August 31, 2009	1.49%	1.21%
August 31, 2008	1.41	0.68
August 31, 2007	1.41	0.54
August 31, 2006	1.42	0.52
August 31, 2005	1.41	0.75

(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(6)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2009	2008	2007	2006	2005
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.46	$15.46	$13.70	$12.83	$11.61

Income (loss) from investment operations:
Net investment income(1)	0.13	0.11	0.09	0.08	0.10
Net realized and unrealized gain (loss)	(2.72)	(1.98)	1.78	0.87	1.20

Total income (loss) from investment operations	(2.59)	(1.87)	1.87	0.95	1.30

Less dividends from net investment income	(0.13)	(0.13)	(0.11)	(0.08)	(0.08)

Net asset value, end of period	$10.74	$13.46	$15.46	$13.70	$12.83

Total Return(2)	(19.01)%	(12.21)%	13.68%	7.45%	11.18%
Ratios to Average Net Assets:(3)(4)
Total expenses (before expense offset)	1.34%(5)	1.33%(5)	1.33%(5)	1.34%	1.34%
Net investment income	1.36%(5)	0.76%(5)	0.62%(5)	0.60%	0.82%
Rebate from Morgan Stanley affiliate	0.00%(6)	0.00%(6)	0.00%(6)	—	—
Supplemental Data:
Net assets, end of period, in millions	$74	$104	$132	$132	$154
Portfolio turnover rate	7%	10%	3%	4%	3%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	If the Fund had borne all expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME RATIO
August 31, 2009	1.49%	1.21%
August 31, 2008	1.40	0.69
August 31, 2007	1.40	0.55
August 31, 2006	1.38	0.56
August 31, 2005	1.35	0.81

(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(6)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2009	2008	2007	2006	2005

Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.09	$16.17	$14.31	$13.40	$12.14

Income (loss) from investment operations:
Net investment income(1)	0.25	0.27	0.25	0.21	0.23
Net realized and unrealized gain (loss)	(2.87)	(2.06)	1.86	0.92	1.24

Total income (loss) from investment operations	(2.62)	(1.79)	2.11	1.13	1.47

Less dividends from net investment income	(0.27)	(0.29)	(0.25)	(0.22)	(0.21)

Net asset value, end of period	$11.20	$14.09	$16.17	$14.31	$13.40

Total Return(2)	(18.22)%	(11.28)%	14.86%	8.46%	12.11%
Ratios to Average Net Assets:(3)(4)
Total expenses (before expense offset)	0.34%(5)	0.34%(5)	0.34%(5)	0.38%	0.40%
Net investment income	2.36%(5)	1.75%(5)	1.61%(5)	1.56%	1.76%
Rebate from Morgan Stanley affiliate	0.00%(6)	0.00%(6)	0.00%(6)	—	—
Supplemental Data:
Net assets, end of period, in millions	$23	$74	$96	$99	$188
Portfolio turnover rate	7%	10%	3%	4%	3%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	If the Fund had borne all expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME RATIO
August 31, 2009	0.49%	2.21%
August 31, 2008	0.41	1.68
August 31, 2007	0.41	1.54
August 31, 2006	0.42	1.52
August 31, 2005	0.41	1.75

(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(6)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley S&P 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley S&P 500 Index Fund (the “Fund”), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley S&P 500 Index Fund as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
October 27, 2009

Morgan Stanley S&P 500 Index Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley S&P 500 Index Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley S&P 500 Index Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4.	How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8a.m. and 8p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a

Morgan Stanley S&P 500 Index Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley S&P 500 Index Fund
Trustee and Officer Information (unaudited)

Independent Trustees:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Morgan Stanley S&P 500 Index Fund
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley S&P 500 Index Fund
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley S&P 500 Index Fund
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Other Directorships
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Interested Trustee

James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).
†	For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley S&P 500 Index Fund
Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley S&P 500 Index Fund
Trustee and Officer Information (unaudited) continued

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2009 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2009. For corporate shareholders, 100% of the dividends qualified for the dividend received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Fund’s earnings for its taxable year ended August 31, 2009. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $14,151,609 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
S&P 500 Index Fund

Annual Report

August 31, 2009

SPIANN
IU09-04463P-Y08/09

Item 2. Code of Ethics.
(a) The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.
(b) No information need be disclosed pursuant to this paragraph.
(c) Not applicable.
(d) Not applicable.
(e) Not applicable.
(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

2

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
     2009

	Registrant			Covered Entities(1)
Audit Fees		$31,250		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$6,063	(3)	$881,000	(4)
All Other Fees		$—		$—
Total Non-Audit Fees		$6,063		$7,299,000

Total		$37,313		$7,299,000
2008

	Registrant			Covered Entities(1)
Audit Fees		$31,250		N/A

Non-Audit Fees
Audit-Related Fees		$325	(2)	$4,555,000	(2)
Tax Fees		$6,063	(3)	$747,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$6,388		$5,302,000

Total		$37,638		$5,302,000
N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

3

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

4

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

5

not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

6

rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

7

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a)	The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6. Schedule of Investments
(a) Refer to Item 1.
(b) Not applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Applicable only to reports filed by closed-end funds.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable only to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley S&P 500 Index Fund
/s/ Randy Takian
Randy Takian
Principal Executive Officer
October 22, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
October 22, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 22, 2009

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